UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 16, 2010

UTEC, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53241	20-5936198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7230 Indian Creek Ln., Ste. 201 Las Vegas, NV 89149
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  (702) 839-4029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01.      Other Events.

On August 16, 2010, UTEC, Inc., a Nevada corporation (the “Company”), entered into a First Amendment to Exchange Agreement with Jett Rink Oil, LLC, a Kansas limited liability company (“Jett Rink”), and Bill Herndon, the sole member of Jett Rink, whereby the Exchange Agreement dated July 29, 2010 (the “Exchange Agreement”) was amended by deleting Section 5.03(h) with respect to the Company’s name change to “Tiger Energy, Inc.” as a condition to closing of the Exchange Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2010	UTEC, INC.

	By:	/s/ Kenneth B. Liebscher
Kenneth B. Liebscher
President and Chief Executive Officer

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